UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 21, 2005

GOLFSMITH INTERNATIONAL HOLDINGS, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-101117	16-1634897
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11000 North IH-35, Austin, Texas		78753-3195
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(512) 837-8810

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On March 21, 2005, Golfsmith International, Inc. ("Golfsmith"), a wholly-owned subsidiary of Golfsmith International Holdings, Inc. ("Holdings"), entered into a Second Supplemental Indenture (the "Second Supplemental Indenture") with U.S. Bank Trust National Association, as trustee (the "Trustee"), and Golfsmith’s wholly-owned subsidiaries and Holdings, as guarantors (the "Guarantors"). The Second Supplemental Indenture is a supplement to an indenture, dated as of October 15, 2002 (the "Original Indenture"), among the Company, the Guarantors, and the Trustee under which Golfsmith previously issued $93.75 million aggregate principal amount at maturity of 8.375% Senior Secured Notes Due 2009 (the "Notes"), as amended by a First Supplemental Indenture, dated as of September 15, 2004 (the "First Supplemental Indenture" and together with the Original Indenture Indenture, the "Indenture").

The Second Supplemental Indenture amends the Indenture (the "Amendment") to increase by $5,000,000 the limit on capital expenditures that may be made by Golfsmith or its restricted subsidiaries during any given fiscal year.

The Indenture provides that supplemental indentures of this type may only be entered into upon receipt of consents from registered holders representing at least a majority in aggregate principal amount at maturity of the Notes outstanding and not held or beneficially owned by Golfsmith or any of its affiliates. Prior to execution of the Second Supplemental Indenture, Golfsmith solicited and received the required consents to the Amendment.

There are no material relationships between the Trustee, on the one hand, and Golfsmith, the Guarantors or any of their respective affiliates, on the other hand, other than in respect of the Indenture as a whole.

The foregoing description of the Second Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Original Indenture, First Supplemental Indenture and Second Supplemental Indenture, which are filed as Exhibits 4.1, 4.2 and 4.3 hereto, respectively, and are incorporated herein by reference.

Item 3.03. Material Modifications to Rights of Security Holders.

The disclosure above under Item 1.01 is also responsive to Item 3.03 hereof and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit 4.3 - Second Supplemental Indenture, dated as of March 21, 2005, among Golfsmith, the guarantors named and defined therein and U.S. Bank Trust National Association, as trustee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLFSMITH INTERNATIONAL HOLDINGS, INC.

March 24, 2005	By:	/s/ James D. Thompson

Name: James D. Thompson
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

4.3	Second Supplemental Indenture, dated as of March 21, 2005, among Golfsmith, the guarantors named and defined therein and U.S. Bank Trust National Association, as trustee.